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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): December 14, 1998


                         South Street Financial Corp.
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       North Carolina                   0-21083                56-1973261
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(State or other jurisdiction          (Commission           (IRS Employer
  of incorporation)                   File Number)          Identification No.)




                             155 West South Street
                        Albemarle, North Carolina 28001
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                   (Address of principal executive offices)



Registrant's telephone number, including area code:  (704) 982-9184




                                      N/A
                     -------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On December 15, 1998, South Street Financial Corp. (the "Registrant") announced that its Board of Directors had authorized management to repurchase up to 10% of the 4,208,724 shares of the Registrant's common stock that currently are issued and outstanding. Any repurchase will be made pursuant to the Registrant's stock repurchase plan adopted in June 1998. Between June 1998 and December 1998, the Registrant repurchased 467,636 shares of its issued and outstanding common stock. The Board's action will allow management to make repurchases, without further Board approval, when stock repurchases are deemed prudent. Stock repurchases will be made in accordance with Rule 10b-18(b) of the Regulations issued under the Securities Act of 1934.

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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTH STREET FINANCIAL CORP.



Date: January 11, 1999                 By: /s/ Carl M. Hill
                                          ---------------------------------
                                               Carl M. Hill, President and
                                               Chief Executive Officer


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